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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                SCHEDULE 13E-3/A
                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)
                                AMENDMENT NO. 3
                            ------------------------

                               AVATEX CORPORATION
                  (NAME OF ISSUER AND PERSON FILING STATEMENT)
                   $5 CUMULATIVE CONVERTIBLE PREFERRED STOCK
             $4.20 CUMULATIVE EXCHANGEABLE SERIES A PREFERRED STOCK
                         (TITLE OF CLASS OF SECURITIES)
                      $5 CUMULATIVE CONVERTIBLE PREFERRED
                                STOCK--05349F204
                $4.20 CUMULATIVE EXCHANGEABLE SERIES A PREFERRED
                                STOCK--05349F303
                    (CUSIP NUMBERS OF CLASSES OF SECURITIES)
                            ------------------------

                             ROBERT H. STONE, ESQ.
                               AVATEX CORPORATION
                   5910 NORTH CENTRAL EXPRESSWAY, SUITE 1780
                              DALLAS, TEXAS 75206
                        TELEPHONE NUMBER (214) 365-7450
                            ------------------------

      (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)
                            ------------------------

                                   Copies to:

                            STEPHEN E. JACOBS, ESQ.
                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 310-8000

     This statement is filed in connection with (check the appropriate box):

          /x/ a. The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

          /x/  b. The filing of a registration statement under the Securities
                  Act of 1933.

          / /  c. A tender offer.

          / /  d. None of the above.

     Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. / /
                            ------------------------

                           CALCULATION OF FILING FEE

------------------------------------------------------------------------------
           TRANSACTION VALUATION*               AMOUNT OF FILING FEE**
------------------------------------------------------------------------------
                $27,895,411                              $5,579
------------------------------------------------------------------------------

 * Determined pursuant to Rule 0-11(b)(2) by adding (x) 652,273, the number of outstanding shares of $5 cumulative convertible preferred stock of Avatex Corporation, multiplied by $7.4375 per share, and (y) 4,312,352, the number of outstanding shares of $4.20 cumulative exchangeable series A preferred stock of Avatex Corporation, by $5.34375 per share. The value of each class of preferred stock is determined pursuant to Rule 0-11(a)(4) by using the average of the bid and asked price of each class of preferred stock quoted on the OTC Bulletin Board System on August 4, 1999.

** Determined pursuant to Rule 0-11(b) by multiplying $27,895,411 by 1/50 of 1%.

/x/ Check Box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 Amount Previously Paid: $9,014                              Filing Party: Avatex Corporation; Avatex Funding, Inc.
 Form or Registration No.: Registration on Form S-4          Date Originally Filed: August 9, 1999

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

                                  INTRODUCTION


     This Amendment No. 3 to the Rule 13e-3 Transaction Statement on
Schedule 13E-3 (as originally filed with the Securities and Exchange Commission on August 9, 1999, and amended by Amendment No. 1 filed on September 16, 1999, and Amendment No. 2 filed on October 12, 1999, the "Schedule 13E-3") is filed by Avatex Corporation, a Delaware corporation (the "Company"), pursuant to
Section 13(e) of the Securities Exchange Act of 1934, as amended, and Rule 13e-3 thereunder, in connection with the proposed merger of Xetava Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company, with and into the Company, pursuant to an Amended and Restated Agreement and Plan of Merger, dated June 18, 1999 (as amended, the "Merger Agreement"). The Company will be the surviving corporation in the merger. Pursuant to the terms and conditions of the Merger Agreement, if the merger is consummated, each share of existing common stock of the Company will be converted into one share of class A common stock, par value $.01 per share (the "New Avatex Common Stock"), of the Company, as the surviving corporation. Each share of existing $5 cumulative convertible preferred stock of the Company will be converted into 9.134 shares of New Avatex Common Stock or, at the election of the holder thereof, (1) $3.7408 in cash, (2) $8.34 principal amount of 6.75% notes due 2002 to be issued by Avatex Funding, Inc., a new wholly-owned subsidiary of the Company, (3) warrants to purchase 0.67456 shares of New Avatex Common Stock, and (4) a deferred contingent right to receive (a) 16% of an amount equal to 20% of any net recovery that the Company may receive in certain litigation brought by it against McKesson HBOC, Inc. and certain major pharmaceutical manufacturers, divided by (b) the number of outstanding shares of $5 cumulative convertible preferred stock. Each share of existing $4.20 cumulative exchangeable series A preferred stock of the Company will be converted into 7.253 shares of New Avatex Common Stock or, at the election of the holder, (1) $2.9705 in cash, (2) $6.623 principal amount of the 6.75% notes to be issued by Avatex Funding, Inc., (3) warrants to purchase 0.53567 shares of New Avatex Common Stock, and (4) a deferred contingent right to receive (a) 84% of an amount equal to 20% of any net recovery that the Company may receive in the McKesson litigation, divided by (b) the number of outstanding shares of $4.20 cumulative exchangeable series A preferred stock. The maximum amount of any payments on the deferred contingent rights that could be made is $7.5 million.


     If all of the holders of the $5 cumulative convertible preferred stock and the $4.20 cumulative exchangeable series A preferred stock elect to receive the alternative consideration available for their shares of preferred stock in the merger, they will receive, in the aggregate, $15,250,000 in cash, $34,000,000 principal amount of the Avatex Funding 6.75% notes, and warrants to purchase 2,750,000 shares of New Avatex Common Stock.

     The merger will effect a recapitalization of the Company's capital stock resulting in the elimination of the Company's $5 cumulative convertible preferred stock and $4.20 cumulative exchangeable series A preferred stock.


     Concurrently with the initial filing of the Schedule 13E-3, the Company filed a Registration Statement on Form S-4 that contains a preliminary proxy statement/prospectus (the "Proxy Statement/Prospectus"). Concurrently with the filing of this Amendment No. 3 to the Schedule 13E-3, the Company is filing Amendment No. 2 to its Registration Statement on Form S-4 amending the Proxy Statement/Prospectus. Pursuant to the Proxy Statement/Prospectus, among other things, the stockholders of the Company will be given notice of the merger. The cross reference sheet below is being supplied pursuant to Instruction F to
Schedule 13E-3 and shows the location in the Proxy Statement/Prospectus of the information required to be included in response to the items of the
Schedule 13E-3. The information in the Proxy Statement/Prospectus is hereby expressly incorporated herein by reference, and capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Proxy Statement/Prospectus.

     SCHEDULE 13E-3                                      LOCATION IN PROXY
ITEM NUMBER AND CAPTION                                 STATEMENT/PROSPECTUS
------------------------                                --------------------

ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.
   (a)               THE MERGER--MERGER INFORMATION SUMMARY--The Companies
   (b)               Not Applicable.
   (c)               THE MERGER--Market Price and Dividend Information
   (d)               THE MERGER--Market Price and Dividend Information
   (e)               Not Applicable
   (f)               Not Applicable

ITEM 2. IDENTITY AND BACKGROUND.
   (a)-(g)           Statement filed by Issuer.

ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.
   (a)(1) and (2)    Not Applicable
   (b)               THE MERGER--QUESTIONS AND ANSWERS ABOUT THE MERGER, THE MERGER--THE MERGER
                     TRANSACTION--Background of the Merger, THE MERGER--AGREEMENTS WITH CERTAIN
                     STOCKHOLDERS--Settlement Agreement

ITEM 4. TERMS OF THE TRANSACTION.
   (a)               THE MERGER--MERGER INFORMATION SUMMARY--The Merger, THE MERGER--THE MERGER TRANSACTION, THE
                     MERGER--THE MERGER AGREEMENT, THE MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS, THE
                     MERGER--DESCRIPTION OF WARRANTS, THE MERGER--DESCRIPTION OF THE AVATEX FUNDING 6.75% NOTES,
                     THE MERGER--DESCRIPTION OF DEFERRED CONTINGENT CASH RIGHTS
   (b)               THE MERGER--MERGER INFORMATION SUMMARY--The Merger, THE MERGER--AGREEMENTS WITH CERTAIN
                     STOCKHOLDERS

ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.
   (a)               Not Applicable
   (b)               THE MERGER--MERGER INFORMATION SUMMARY--Summary of the Terms of the 6.75% Notes, THE
                     MERGER--DESCRIPTION OF THE AVATEX FUNDING 6.75% NOTES--Collateral and Security, THE
                     MERGER--DESCRIPTION OF THE AVATEX FUNDING 6.75% NOTES--Subrogation Agreement
   (c)               Not Applicable
   (d)               THE MERGER--MERGER INFORMATION SUMMARY--Dividends
   (e)               Not Applicable
   (f) & (g)         THE MERGER--STOCK EXCHANGE LISTING; DELISTING OUR PREFERRED STOCK

ITEM 6. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.
   (a)               THE MERGER--MERGER INFORMATION SUMMARY--The Merger, THE MERGER--THE MERGER AGREEMENT--Merger
                     Consideration
   (b)               THE MERGER--HISTORICAL FINANCIAL AND PRO FORMA FINANCIAL DATA--Merger Related Expenses
   (c) and (d)       Not Applicable

ITEM 7. PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.
   (a)               THE MERGER--MERGER INFORMATION SUMMARY--Our Reasons for the Merger, THE MERGER--THE MERGER
                     TRANSACTION--Our Reasons for the Merger
   (b)               THE MERGER--THE MERGER TRANSACTION--Background of the Merger, THE MERGER--THE MERGER
                     TRANSACTION--Our Reasons for the Merger
   (c)               THE MERGER--MERGER INFORMATION SUMMARY--Our Reasons for the Merger, THE MERGER--THE MERGER
                     TRANSACTION--Background of the Merger, THE MERGER--THE MERGER TRANSACTION--Factors Considered
                     by, and Recommendation of, Our Board
   (d)               THE MERGER--MERGER INFORMATION SUMMARY--Our Reasons for the Merger, THE MERGER--MERGER
                     INFORMATION SUMMARY--Comparative Rights of Stockholders, THE MERGER--RISK FACTORS, THE
                     MERGER--THE MERGER TRANSACTION--Background of the Merger, THE MERGER--THE MERGER
                     TRANSACTION--Our Reasons for the Merger, THE MERGER--THE MERGER TRANSACTION--Factors
                     Considered by, and Recommendation of, Our Board, THE MERGER--THE MERGER TRANSACTION--Opinions
                     of Financial Advisor, THE MERGER--DESCRIPTION OF NEW AVATEX COMMON STOCK, THE MERGER--
                     MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

ITEM 8. FAIRNESS OF THE TRANSACTION.
   (a)               THE MERGER--MERGER INFORMATION SUMMARY--Recommendation of our Board of Directors, THE
                     MERGER--THE MERGER TRANSACTION--Background of the Merger, MERGER--THE MERGER
                     TRANSACTION--Factors Considered by, and Recommendation of, Our Board
   (b)               THE MERGER--MERGER INFORMATION SUMMARY--Our Reasons for the Merger, THE MERGER--MERGER
                     INFORMATION SUMMARY--The Merger, THE MERGER--THE MERGER TRANSACTION--Background of the Merger,
                     THE MERGER--THE MERGER TRANSACTION--Our Reasons for the Merger, THE MERGER--THE MERGER
                     TRANSACTION--Factors Considered by, and Recommendation of, Our Board, THE MERGER--THE MERGER
                     TRANSACTION--Opinions of Financial Advisor
   (c)               THE MERGER--MERGER INFORMATION SUMMARY--The Merger, THE MERGER--THE MERGER
                     AGREEMENT--Conditions to the Completion of the Merger, INFORMATION ABOUT THE MEETING AND
                     VOTING--THE ANNUAL MEETING--Vote Necessary to Approve Merger Proposal
   (d)               No.
   (e)               THE MERGER--MERGER INFORMATION SUMMARY--Recommendation of our Board of Directors, THE
                     MERGER--THE MERGER TRANSACTION--Background of the Merger, THE MERGER--THE MERGER
                     TRANSACTION--Factors Considered by, and Recommendation of, Our Board
   (f)               Not Applicable

ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.
   (a) and (b)       THE MERGER--MERGER INFORMATION SUMMARY--The Merger, THE MERGER--THE MERGER
                     TRANSACTION--Background of the Merger, THE MERGER--THE MERGER TRANSACTION--Opinions of
                     Financial Adviser
   (c)               Not Applicable

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.
   (a)               THE MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS
   (b)               Not Applicable

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.
                     THE MERGER--MERGER INFORMATION SUMMARY--The Merger, THE MERGER--AGREEMENTS WITH CERTAIN
                     STOCKHOLDERS

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO
THE TRANSACTION.
   (a)               THE MERGER--MERGER INFORMATION SUMMARY--Our Reasons for the Merger, THE MERGER--MERGER
                     INFORMATION SUMMARY--Recommendation of our Board of Directors, THE MERGER--MERGER INFORMATION
                     SUMMARY--The Merger, THE MERGER--THE MERGER TRANSACTION--Our Reasons for the Merger, THE
                     MERGER--THE MERGER TRANSACTION--Factors Considered by, and Recommendation of, Our Board, THE
                     MERGER--INTERESTS OF CERTAIN PERSONS IN THE MERGER, THE MERGER--AGREEMENTS WITH CERTAIN
                     STOCKHOLDERS, INFORMATION ABOUT THE MEETING AND VOTING--THE ANNUAL MEETING--Shares
                     Beneficially Owned by Directors, Executive Officers and Phar-Mor
   (b)               No recommendation has been made by such person.

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.
   (a)               THE MERGER--MERGER INFORMATION SUMMARY--The Merger, THE MERGER--THE MERGER
                     TRANSACTION--Appraisal Rights, THE MERGER--THE MERGER AGREEMENT--Appraisal Rights
   (b)               Not Applicable
   (c)               THE MERGER----THE MERGER TRANSACTION--Federal Securities Laws Consequences, THE MERGER--STOCK
                     EXCHANGE LISTING; DELISTING OF OUR PREFERRED STOCK

ITEM 14. FINANCIAL INFORMATION.
   (a)               THE MERGER--HISTORICAL AND PRO FORMA FINANCIAL DATA--Our Historical Financial Data,
                     INFORMATION REGARDING AVATEX--FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
   (b)               THE MERGER--HISTORICAL AND PRO FORMA FINANCIAL DATA--Pro Forma Condensed Consolidated
                     Financial Information

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.
   (a)               INFORMATION ABOUT THE MEETING AND VOTING--THE ANNUAL MEETING--Proxies
   (b)               Not Applicable

ITEM 16. ADDITIONAL INFORMATION.
                     None

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.
   (a)(1)            Not Applicable
   (b)(1)            Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., dated as of May 6, 1999, as to the reasonable range of fair value for the consideration to be received by holders of the
                     $5 cumulative convertible preferred stock and the $4.20 cumulative exchangeable series A preferred stock, attached as Annex C to the Proxy Statement/Prospectus, attached to this
                     Schedule 13e-3 as Exhibit D.*
   (b)(2)            Materials presented to the Board of Directors on May 6, 1999 by Houlihan Lokey Howard & Zukin
                     Financial Advisors, Inc. with respect to the fair value opinion described above in
                     Exhibit (b)(1).+
   (b)(3)            Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., dated as of May 6, 1999, as to factors affecting Avatex's solvency, attached as Annex D to the Proxy Statement/Prospectus, attached to this Schedule 13e-3 as Exhibit D.*
   (b)(4)            Materials presented to the Board of Directors on May 6, 1999 by Houlihan Lokey Howard & Zukin
                     Financial Advisors, Inc. with respect to the solvency opinion described above in
                     Exhibit (b)(3).+
   (c)(1)            Amended and Restated Agreement and Plan of Merger, dated as of June 18, 1999, by and between
                     Avatex and Xetava Corporation. (Filed as Exhibit 2 to Avatex's Current Report on Form 8-K
                     filed June 24, 1999 and incorporated herein by reference).*
   (c)(2)            Stipulation of Settlement of the lawsuits styled In re Avatex Corporation Shareholders
                     Litigation and Elliott Associates, L.P. v. Avatex Corporation, et al. (Filed as Exhibit 10-W
                     to Avatex's registration statement on Form S-4 filed August 9, 1999 and incorporated herein by reference.)*
   (c)(3)            Stockholders' Agreement dated June 18, 1999, by and among Avatex, Elliott Associates, L.P.,
                     Martley International, Inc., Moses Marx, Momar Corporation, and United Equities Commodities
                     Company. (Filed as Exhibit 10-A to Avatex's Current Report on Form 8-K filed June 24, 1999 and incorporated herein by reference.)*
   (c)(4)            Voting Agreement, dated June 18, 1999, by and among Avatex, Mark S. Zucker, Anvil Investment
                     Partners, L.P. and Anvil Investors, Inc. (Filed as Exhibit 10-B to Avatex's Current Report on
                     Form 8-K filed June 24, 1999 and incorporated herein by reference).*
   (c)(5)            Amendment No. 1 to Amended and Restated Agreement and Plan of Merger, dated as of October 19,
                     1999, by and between Avatex and Xetava (Filed as Exhibit 2-B to Amendment No. 2 to Avatex's
                     registration statement on Form S-4 filed on November 1, 1999 and incorporated herein by reference).*
   (c)(6)            Amendment No. 1 to Stockholders' Agreement dated as of October 19, 1999, among Avatex, Elliott
                     Associates, L.P., Martley International, Inc., Moses Marx, Momar Corporation, and United
                     Equities Commodities Company (Filed as Exhibit 10-CC to Amendment No. 2 to Avatex's registration statement on Form S-4 filed November 1, 1999 and incorporated herein by reference).*
   (d)(1)            Proxy Statement/Prospectus contained in registration statement on Form S-4.
   (e)(1)            Section 262 of the Delaware General Corporation Law (set forth as Annex H to the Proxy
                     Statement).*
   (f)(1)            Not Applicable


------------------
 * Incorporated by reference to the Proxy Statement.

** Previously filed.

 + Certain confidential material contained in the document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.
(a)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY-- The Companies" of the
                Proxy Statement is incorporated herein by reference.
(b)             The titles of the securities that are the subject of the Rule 13e-3 transaction are $5 cumulative convertible preferred stock ("$5 Preferred Stock"), and $4.20 cumulative exchangeable series A preferred stock ("$4.20 Preferred Stock"). As of July 31, 1999, approximately 652,273 shares of $5 Preferred Stock and 4,312,352 shares of $4.20 Preferred Stock were issued and outstanding. Avatex had approximately 75 holders of record of $5 Preferred Stock and 815 holders of record of $4.20 Prefered Stock as of July 31, 1999.
(c)             The information set forth in "THE MERGER--MARKET PRICE AND DIVIDEND INFORMATION" of the Proxy
                Statement is incorporated by reference herein.
(d)             The information set forth in "THE MERGER--MARKET PRICE AND DIVIDEND INFORMATION" of the Proxy
                Statement is incorporated by reference herein.
(e)             Not applicable.
(f)             Not Applicable.

ITEM 2. IDENTITY AND BACKGROUND.
                This Statement is being filed by the Company (which is the issuer of the class of equity securities that is the subject of the Rule 13e-3 transaction).

ITEM 3. PAST CONTACTS, TRANSACTIONS OR QUOTATIONS.
(a)(1) and (2)  Not applicable.
(b)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--The Merger," "THE
                MERGER--THE MERGER TRANSACTION--Background of the Merger" and "THE MERGER--AGREEMENTS WITH
                CERTAIN STOCKHOLDERS--Settlement Agreement" of the Proxy Statement is incorporated herein by reference.

ITEM 4. TERMS OF THE TRANSACTION.
(a)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY-- The Merger," "THE
                MERGER--THE MERGER TRANSACTION," "THE MERGER-- THE MERGER AGREEMENT," "THE MERGER--AGREEMENTS
                WITH CERTAIN STOCKHOLDERS," "THE MERGER--DESCRIPTION OF WARRANTS," "THE MERGER--DESCRIPTION OF
                THE AVATEX FUNDING 6.75% NOTES" and "THE MERGER--DESCRIPTION OF DEFERRED CONTINGENT CASH RIGHTS"
                of the Proxy Statement is incorporated herein by reference.
(b)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--The Merger" and "THE
                MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS" of the Proxy Statement is incorporated herein by reference.

ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.
(a)             Not Applicable.
(b)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Summary of the Terms of
                the 6.75% Notes," "THE MERGER--DESCRIPTION OF THE AVATEX FUNDING 6.75% NOTES--Collateral and
                Security," "THE MERGER--DESCRIPTION OF THE AVATEX FUNDING 6.75% NOTES--Subrogation Agreement" of
                the Proxy Statement is incorporated herein by reference.
(c)             Not Applicable.
(d)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Dividends" of the Proxy
                Statement is incorporated herein by reference.

(e)             Not Applicable.

(f) & (g)       The information set forth in "THE MERGER--STOCK EXCHANGE LISTING; DELISTING OF OUR PREFERRED
                STOCK" of the Proxy Statement is incorporated herein by reference.

ITEM 6. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.
(a)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY-- The Merger," "THE
                MERGER--THE MERGER AGREEMENT--Merger Consideration" of the Proxy Statement is incorporated herein by reference.

(b)             The information set forth in "THE MERGER--HISTORICAL FINANCIAL AND PRO FORMA FINANCIAL
                DATA--Merger Related Expenses" of the Proxy Statement is incorporated herein by reference.

(c) and (d)     Not Applicable.

ITEM 7. PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.
(a)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY-- Our Reasons for the
                Merger" and "THE MERGER--THE MERGER TRANSACTION--Our Reasons for the Merger" of the Proxy
                Statement is incorporated herein by reference.

(b)             The information set forth in "THE MERGER--THE MERGER TRANSACTION--Background of the Merger" and
                "THE MERGER--THE MERGER TRANSACTION--Our Reasons for the Merger" of the Proxy Statement is
                incorporated herein by reference.

(c)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Our Reasons for the
                Merger," "THE MERGER--THE MERGER TRANSACTION--Background of the Merger" and "THE MERGER--THE
                MERGER TRANSACTION--Factors Considered by, and Recommendation of, Our Board" of the Proxy
                Statement is incorporated herein by reference.

(d)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Our Reasons for the
                Merger," "THE MERGER--MERGER INFORMATION SUMMARY--Comparative Rights of Stockholders," "THE
                MERGER--RISK FACTORS," "THE MERGER--THE MERGER TRANSACTION--Background of the Merger," "THE
                MERGER--THE MERGER TRANSACTION--Our Reasons for the Merger, "THE MERGER--THE MERGER
                TRANSACTION--Factors Considered by, and Recommendation of, Our Board," "THE MERGER--THE MERGER
                TRANSACTION--Opinions of Financial Advisor," "THE MERGER--DESCRIPTION OF NEW AVATEX COMMON
                STOCK," "THE MERGER--MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER," of the Proxy
                Statement is incorporated herein by reference.

ITEM 8. FAIRNESS OF THE TRANSACTION.
(a)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY-- Recommendation of our
                Board of Directors," "THE MERGER--THE MERGER TRANSACTION--Background of the Merger," "THE
                MERGER--THE MERGER TRANSACTION--Factors Considered by, and Recommendation of, Our Board" of the
                Proxy Statement is incorporated herein by reference.

(b)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Our Reasons for the
                Merger," "THE MERGER--MERGER INFORMATION SUMMARY--The Merger," "THE MERGER--THE MERGER
                TRANSACTION--Background of the Merger," "THE MERGER--THE MERGER TRANSACTION--Our Reasons for the
                Merger," "THE MERGER--THE MERGER TRANSACTION--Factors Considered by, and Recommendation of, Our
                Board," "THE MERGER--THE MERGER TRANSACTION--Opinions of Financial Advisor" of the Proxy
                Statement is incorporated herein by reference.
(c)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--The Merger," "THE
                MERGER--THE MERGER AGREEMENT--Conditions to the Completion of the Merger," "INFORMATION ABOUT
                THE MEETING AND VOTING--THE ANNUAL MEETING--Vote Necessary to Approve Merger Proposal," "THE
                MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS--Elliott/Marx Stockholders' Agreement," "THE
                MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS--Zucker Voting Agreement" of the Proxy Statement is
                incorporated herein by reference.
(d)             The majority of non-employee directors have not retained a representative.
(e)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY--Recommendation of our
                Board of Directors," "THE MERGER--THE MERGER TRANSACTION--Background of the Merger," "THE
                MERGER--THE MERGER TRANSACTION--Factors Considered by, and Recommendation of, Our Board" of the
                Proxy Statement is incorporated herein by reference.
(f)             No such offer has been received.

ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.
(a) and (b)     The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY-- The Merger," "THE
                MERGER--THE MERGER TRANSACTION--Background of the Merger," "THE MERGER--THE MERGER
                TRANSACTION----Opinions of Financial Adviser" of the Proxy Statement is incorporated herein by reference.
(c)             The Opinions of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., each dated May 6, 1999, are included in the information to be circulated to the stockholders and shall also be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested stockholder of the Company or his or her representative who has been designated in writing. At the written request of such stockholder, a copy of such opinion will be sent, at the stockholder's expense, to such stockholder or his or her representative.

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.
(a)             The information set forth in "THE MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS--Elliott/Marx
                Stockholders' Agreement" of the Proxy Statement is incorporated herein by reference.
(b)             Not Applicable.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.
                The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY-- The Merger," "THE
                MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS" of the Proxy Statement is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.
(a)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY-- Our Reasons for the
                Merger," "THE MERGER--MERGER INFORMATION SUMMARY-- Recommendation of our Board of Directors,"
                "THE MERGER--MERGER INFORMATION SUMMARY--The Merger," "THE MERGER--THE MERGER TRANSACTION--Our
                Reasons for the Merger," "THE MERGER--THE MERGER TRANSACTION--Factors Considered by, and
                Recommendation of, Our Board," "THE MERGER--INTERESTS OF CERTAIN PERSONS IN THE MERGER," "THE
                MERGER--AGREEMENTS WITH CERTAIN STOCKHOLDERS," "INFORMATION ABOUT THE MEETING AND VOTING--THE
                ANNUAL MEETING--Shares Beneficially Owned by Directors, Executive Officers and Phar-Mor" of the
                Proxy Statement is incorporated herein by reference.

(b)             Not applicable.

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.
(a)             The information set forth in "THE MERGER--MERGER INFORMATION SUMMARY-- The Merger," "THE
                MERGER--THE MERGER TRANSACTION--Appraisal Rights," "THE MERGER--THE MERGER AGREEMENT--Appraisal
                Rights" of the Proxy Statement is incorporated herein by reference.

(b)             Not applicable.

(c)             The information set forth in "THE MERGER----THE MERGER TRANSACTION--Federal Securities Laws
                Consequences," "THE MERGER--STOCK EXCHANGE LISTING; DELISTING OF OUR PREFERRED STOCK" of the
                Proxy Statement is incorporated herein by reference.

ITEM 14. FINANCIAL INFORMATION.
(a)             The information set forth in "THE MERGER--HISTORICAL AND PRO FORMA FINANCIAL DATA--Our
                Historical Financial Data," "INFORMATION REGARDING AVATEX--FINANCIAL STATEMENTS AND
                SUPPLEMENTARY DATA" of the Proxy Statement is incorporated herein by reference.

(b)             The information set forth in "THE MERGER--HISTORICAL AND PRO FORMA FINANCIAL DATA--Pro Forma
                Condensed Consolidated Financial Information" of the Proxy Statement is incorporated herein by reference.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.
(a)             The information set forth in "INFORMATION ABOUT THE MEETING AND VOTING-- THE ANNUAL
                MEETING--Proxies" of the Proxy Statement is incorporated herein by reference.

(b)             Not Applicable.

ITEM 16. ADDITIONAL INFORMATION.
                None.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.
(a)(1)          Not Applicable.
(b)(1)          Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., dated as of May 6, 1999, as to the reasonable range of fair value for the consideration to be received by holders of the $5 cumulative convertible preferred stock and the $4.20 cumulative exchangeable series A preferred stock, attached as Annex C to the Proxy Statement/Prospectus, attached to this Schedule 13e-3 as
                Exhibit D.*
(b)(2)          Materials presented to the Board of Directors on May 6, 1999 by Houlihan Lokey Howard & Zukin
                Financial Advisors, Inc. with respect to the fair value opinion described above in Exhibit
                (b)(1).+
(b)(3)          Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., dated as of May 6, 1999, as to factors affecting Avatex's solvency, attached as Annex D to the Proxy Statement/Prospectus, attached to this Schedule 13e-3 as Exhibit D.*
(b)(4)          Materials presented to the Board of Directors on May 6, 1999 by Houlihan Lokey Howard & Zukin
                Financial Advisors, Inc. with respect to the solvency opinion described above in Exhibit
                (b)(3).+
(c)(1)          Amended and Restated Agreement and Plan of Merger, dated as of June 18, 1999, by and between
                Avatex and Xetava Corporation. (Filed as Exhibit 2 to Avatex's Current Report on Form 8-K filed
                June 24, 1999 and incorporated herein by reference).*
(c)(2)          Stipulation of Settlement of the lawsuits styled In re Avatex Corporation Shareholders
                Litigation and Elliott Associates, L.P. v. Avatex Corporation, et al. (Filed as Exhibit 10-W to
                Avatex's registration statement on Form S-4 filed August 9, 1999 and incorporated herein by reference).*
(c)(3)          Stockholders' Agreement dated June 18, 1999, by and among Avatex, Elliott Associates, L.P.,
                Martley International, Inc., Moses Marx, Momar Corporation, and United Equities Commodities
                Company. (Filed as Exhibit 10-A to Avatex's Current Report on Form 8-K filed June 24, 1999 and incorporated herein by reference).*
(c)(4)          Voting Agreement, dated June 18, 1999, by and among Avatex, Mark S. Zucker, Anvil Investment
                Partners, L.P. and Anvil Investors, Inc. (Filed as Exhibit 10-B to Avatex's Current Report on
                Form 8-K filed June 24, 1999 and incorporated herein by reference).*
(c)(5)          Amendment No. 1 to Amended and Restated Agreement and Plan of Merger, dated as of October 19,
                1999, by and between Avatex and Xetava (Filed as Exhibit 2-B to Amendment No. 2 to Avatex's
                registration statement on Form S-4 filed on November 1, 1999 and incorporated herein by reference).*
(c)(6)          Amendment No. 1 to Stockholders' Agreement dated as of October 19, 1999, among Avatex, Elliott
                Associates, L.P., Martley International, Inc., Moses Marx, Momar Corporation, and United
                Equities Commodities Company (Filed as Exhibit 10-CC to Amendment No. 2 to Avatex's registration statement on Form S-4 filed November 1, 1999 and incorporated herein by reference).*
(d)(1)          Proxy Statement/Prospectus contained in registration statement on Form S-4.
(e)(1)          Section 262 of the Delaware General Corporation Law (set forth as Annex H to the Proxy
                Statement).*
(f)(1)          Not Applicable.


------------------
 * Incorporated by reference
** Previously filed
 + Certain confidential material contained in the document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     After due inquiry and to the best of my knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.


Date: November 1, 1999

                                  AVATEX CORPORATION


                                  By: /s/ Melvyn J. Estrin
                                      --------------------------------
                                      Name: Melvyn J. Estrin
                                      Title: Co-Chairman of the Board and
                                             Co-Chief Executive Officer

                                 EXHIBIT INDEX


  EXHIBIT
   NUMBER     DESCRIPTION
------------  ---------------------------------------------------------------------------------------------
 99.17(b)(1)   --   Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., dated as of May 6,
                    1999, as to the reasonable range of fair value for the consideration to be received by holders of the $5 cumulative convertible preferred stock and the $4.20 cumulative exchangeable series A preferred stock, attached as Annex C to the Proxy
                    Statement/Prospectus, attached to this Schedule 13e-3 as Exhibit D.*
 99.17(b)(2)   --   Materials presented to the Board of Directors on May 6, 1999 by Houlihan Lokey Howard &
                    Zukin Financial Advisors, Inc. with respect to the fair value opinion described above in Exhibit (b)(1).+
 99.17(b)(3)   --   Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., dated as of May 6,
                    1999, as to factors affecting Avatex's solvency, attached as Annex D to the Proxy
                    Statement/Prospectus, attached to this Schedule 13e-3 as Exhibit D.*
 99.17(b)(4)   --   Materials presented to the Board of Directors on May 6, 1999 by Houlihan Lokey Howard &
                    Zukin Financial Advisors, Inc. with respect to the solvency opinion described above in
                    Exhibit (b)(3).+
 99.17(c)(1)   --   Amended and Restated Agreement and Plan of Merger, dated as of June 18, 1999, by and between Avatex and Xetava Corporation. (Filed as Exhibit 2 to Avatex's Current Report
                    on Form 8-K filed June 24, 1999 and incorporated herein by reference).*
 99.17(c)(2)   --   Stipulation of Settlement of the lawsuits styled In re Avatex Corporation Shareholders
                    Litigation and Elliott Associates, L.P. v. Avatex Corporation, et al. (Filed as
                    Exhibit 10-W to Avatex's registration statement on Form S-4 filed August 9, 1999 and incorporated herein by reference).*
 99.17(c)(3)   --   Stockholders' Agreement dated June Avatex, Elliott Associates, L.P., Martley
                    International, Inc., Moses Marx, Momar Corporation, and United Equities Commodities
                    Company. (Filed as Exhibit 10-A to Avatex's Current Report on Form 8-K filed June 24,
                    1999 and incorporated herein by reference).*
 99.17(c)(4)   --   Voting Agreement, dated June 18, 1999, by and among Avatex, Mark S. Zucker, Anvil
                    Investment Partners, L.P. and Anvil Investors, Inc. (Filed as Exhibit 10-B to Avatex's
                    Current Report on Form 8-K filed June 24, 1999 and incorporated herein by reference).*
 99.17(c)(5)   --   Amendment No. 1 to Amended and Restated Agreement and Plan of Merger, dated as of
                    October 19, 1999, by and between Avatex and Xetava (Filed as Exhibit 2-B to Amendment
                    No. 2 to Avatex's registration statement on Form S-4 filed on November 1, 1999 and incorporated herein by reference).*
 99.17(c)(6)   --   Amendment No. 1 to Stockholders' Agreement dated as of October 19, 1999, among Avatex,
                    Elliott Associates, L.P., Martley International, Inc., Moses Marx, Momar Corporation,
                    and United Equities Commodities Company (Filed as Exhibit 10-CC to Amendment No. 2 to
                    Avatex's registration statement on Form S-4 filed November 1, 1999 and incorporated herein by reference).*
 99.17(d)(1)   --   Proxy Statement/Prospectus contained in registration statement on Form S-4.
 99.17(e)(1)   --   Section 262 of the Delaware General Corporation Law (set forth as Annex H to the Proxy
                    Statement).*


------------------
 * Incorporated by reference

** Previously filed

 + Certain confidential material contained in the document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.